                               Goldman Sachs Funds


GROWTH AND INCOME FUND                Annual Report August 31, 1999


[GRAPHIC APPEARS HERE]                Long-term capital growth and growth

                                      of income potential from a diversified

                                      portfolio of equity securities.



                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

GOLDMAN SACHS GROWTH AND INCOME FUND

     Market Overview

     Dear Shareholder,

     During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

             . U.S. Equities Performed Well, As Events Proved the Value of Diversification -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. In April, investors abruptly shifted gears and took a renewed interest in economically sensitive, smaller-cap and value-oriented stocks. Most sectors retreated in July, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

             . The U.S. Economy Continued To Move Forward -- A year ago, the robust growth we continue to see in the U.S. economy seemed unlikely. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, economic data pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wage pressures, led the Federal Reserve to raise short-term rates toward the end of the reporting period.

             . Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate.

                     There are several factors that could derail the stock
                  market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

             . Special Note: Reporting Period Change -- To better serve the needs of our shareholders, the fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

                  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                  Sincerely,

                  /s/ David B. Ford                     /s/ John P. McNulty

                  David B. Ford                         John P. McNulty
                  Co-Head, Goldman Sachs                Co-Head, Goldman Sachs
                  Asset Management                      Asset Management

                  September 3, 1999

 .  NOT FDIC INSURED

 .  May Lose Value

 .  No Bank Guarantee

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Fund Basics

as of August 31, 1999


                             Assets Under Management

                                  $1.2 Billion

                               Number of Holdings

                                       91


                                 NASDAQ Symbols

                                 Class A Shares

                                      GSGRX

                                 Class B Shares

                                      GSGBX

                                 Class C Shares

                                      GSGCX

                              Institutional Shares

                                      GSIIX

                                 Service Shares

                                      GSGSX


--------------------------------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------------------------------
   January 31, 1999-August 31, 1999     Fund Total Return (without sales charge)/1/     S&P 500 Index/2/
--------------------------------------------------------------------------------------------------------
   Class A                                                2.05%                            3.98%
   Class B                                                1.60                             3.98
   Class C                                                1.58                             3.98
   Institutional                                          2.32                             3.98
   Service                                                2.01                             3.98
--------------------------------------------------------------------------------------------------------

    /1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

    /2/ The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

------------------------------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
------------------------------------------------------------------------------------------------------
   For the period ended 6/30/99       Class A     Class B     Class C     Institutional    Service
------------------------------------------------------------------------------------------------------
   Last 6 Months                        5.68%       6.34%       10.36%        12.02%        11.73%
   One Year                            -6.01       -6.19        -2.30         -0.09         -0.61
   Five Years                          16.64         N/A          N/A           N/A        17.91/4/
   Since Inception                     15.05       14.21         2.26         16.11        16.03/4/
                                     (2/5/93)    (5/1/96)    (8/15/97)      (6/3/96)      (2/5/93)
------------------------------------------------------------------------------------------------------

    /3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

    /4/ Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

-----------------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
-----------------------------------------------------------------------------------------
   Holding                            % of Total Net Assets      Line of Business
-----------------------------------------------------------------------------------------
   General Motors Corp.                        2.5%              Motor Vehicles
   Royal Dutch Petroleum Co. ADR               2.4               Energy Resources
   Philip Morris Companies, Inc.               2.1               Tobacco
   First Union Corp.                           2.0               Banks
   Federated Department Stores, Inc.           2.0               Department Store
   Intel Corp.                                 2.0               Semiconductors
   MediaOne Group, Inc.                        1.9               Media
   Bank of America Corp.                       1.8               Banks
   Bank One Corp.                              1.8               Banks
   Unicom Corp.                                1.8               Electrical Utilities
-----------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Overview

Dear Shareholder,

The following is a report on the performance of the Goldman Sachs Growth and Income Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


          Performance Review

          Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 2.05%, 1.60%, 1.58%, 2.32%, and 2.01%, respectively. These figures compared to the 3.98% total cumulative return of the Fund's benchmark, the S&P 500 Index.
               In 1998 and through March of 1999, the performance and valuation discrepancies between growth and value stocks had grown to extreme levels. As the market's outlook for global growth brightened in April, however, long-neglected economically sensitive stocks rose sharply. This occurred as investors began searching again for fundamental value in sectors and companies beyond the exclusive club of the largest-cap growth stocks. In the following two months, we witnessed less pronounced outperformance by value although gains continued to be more broad-based. In the final two months of the reporting period, returns were muted, as fears of inflation and Federal Reserve tightening prompted considerable market volatility.

          Portfolio Composition

          As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We aim to construct portfolios reflecting our evaluation of each security. As such, industry weightings will reflect our views of where value exists in the market. At the end of August, the Fund was most overweight in consumer cyclical stocks and most underweight in technology.

      . Federated Department Stores -- Federated has benefited from the strong consumer economy and sales, exceeding industry expectations. The stock additionally benefited from investor optimism surrounding its recent acquisition of Fingerhut, and its evolving electronic commerce strategy.

      . Raytheon -- Raytheon, a Fund defense systems holding, received a prolonged boost as the market's broadened search for value began in April. Despite its recent strong performance, we believe that the stock remains attractive based on its cash-generating ability, relative to its peers, who are typically pure manufacturing operations. We believe Raytheon's strong defense electronics business offers diversification and strong growth prospects.
2

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


VALUE
INVESTMENT
PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


      . Atlantic Richfield Co. -- Atlantic Richfield, one of the Fund's energy holdings contributed strong gains to the portfolio during the period. The company's stock benefited when investors refocused their attention on the sector following the recovery of oil prices late in the first quarter.

          Portfolio Outlook

          We continue to improve the Fund's level of diversification and liquidity in order to provide returns more consistent with its peer group and the S&P 500 Index. Within this risk management framework, we maintain a value orientation and hope to continue to add value through stock selection and fundamental research. We believe that our holdings, which collectively sell at a discount to the S&P 500 Index, offer both a margin of downside protection and significant upside return potential over the long term.

          We thank you for your investment and look forward to your continued confidence.



          Goldman Sachs Value Investment Team

          New York
          September 3, 1999

GOLDMAN SACHS GROWTH AND INCOME FUND


The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                        1
                           ----------------------------
                           Resources and Relationships
                           ----------------------------

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2
                           ----------------------------
                                In-Depth Research
                           ----------------------------

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                        3
                           ----------------------------
                                 Risk Management
                           ----------------------------

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


          To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on February 5, 1993 (commencement of operations) in the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund's bench-mark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Growth and Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to August 31, 1999.
                           [LINE GRAPH APPEARS HERE]

                   S&P 500           Class A
  2/5/93            10,000            9,450
Feb                  9,943            9,507
Mar                 10,153            9,773
Apr                  9,907            9,513
May                 10,172            9,727
June                10,202            9,637
July                10,161            9,764
Aug                 10,547           10,045
Sept                10,466            9,942
Oct                 10,682            9,962
Nov                 10,580            9,908
Dec                 10,708           10,185
  Jan-94            11,073           10,686
Feb                 10,772           10,842
Mar                 10,302           10,674
Apr                 10,434           10,722
May                 10,606           10,960
June                10,346           10,739
July                10,685           10,950
Aug                 11,123           11,570
Sept                10,852           11,383
Oct                 11,096           11,055
Nov                 10,692           10,645
Dec                 10,850           10,787
  Jan-95            11,131           11,110
Feb                 11,565           11,764
Mar                 11,908           12,124
Apr                 12,258           12,385
May                 12,748           12,752
June                13,044           13,023
July                13,477           13,434
Aug                 13,511           13,661
Sept                14,081           13,930
Oct                 14,030           13,646
Nov                 14,646           14,115
Dec                 14,929           14,399
  Jan-96            15,436           14,716
Feb                 15,580           15,026
Mar                 15,729           15,132
Apr                 15,961           15,398
May                 16,372           15,709
June                16,435           15,457
July                15,708           15,004
Aug                 16,040           15,405
Sept                16,943           16,140
Oct                 17,410           16,549
Nov                 18,726           17,860
Dec                 18,355           18,152
  Jan-97            19,502           18,911
Feb                 19,655           19,286
Mar                 18,847           18,714
Apr                 19,970           19,556
May                 21,187           20,937
June                22,136           21,555
July                23,898           23,420
Aug                 22,559           23,208
Sept                23,796           24,044
Oct                 23,001           23,061
Nov                 24,066           23,143
Dec                 24,480           23,214
  Jan-98            24,751           23,395
Feb                 26,536           25,389
Mar                 27,895           25,902
Apr                 28,176           26,037
May                 27,692           25,360
June                28,816           24,676
July                28,508           23,101
Aug                 24,385           19,771
Sept                25,949           20,489
Oct                 28,058           21,424
Nov                 29,758           21,977
Dec                 31,473           21,950
  Jan-99            32,788           22,132
Feb                 31,768           21,350
Mar                 33,039           22,211
Apr                 34,318           23,771
May                 33,508           24,063
June                35,351           24,544
July                34,248           23,500
Aug                 34,077           22,585



  Average Annual Total
  Return through August 31,
  1999                        Since Inception Five Years One Year Seven Months
  Class A (commenced February 5, 1993)
  Excluding sales charges              14.18%     14.30%   14.23%        2.05%
  Including sales charges              13.20%     13.02%    7.96%       -3.58%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges               11.39%        n/a   13.31%        1.60%
  Including contingent
  deferred sales charges               10.53%        n/a    8.29%       -3.41%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges               -2.05%        n/a   13.36%        1.58%
  Including contingent
  deferred sales charges               -2.05%        n/a   12.36%        0.58%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced June 3, 1996)                 12.33%        n/a   14.73%        2.32%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 6, 1996)                       11.43%        n/a   14.15%        2.01%
 -----------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
August 31, 1999

  Shares  Description                                        Value

 Common Stocks - 93.2%
  Banks - 8.2%
  364,300 Bank of America Corp.                     $   22,040,150
  545,300 Bank One Corp.                                21,880,162
  592,000 First Union Corp.                             24,568,000
  230,400 KeyCorp                                        6,681,600
  417,800 National City Corp.                           11,541,725
  293,600 Wells Fargo & Co.                             11,688,950
                                                    --------------
                                                        98,400,587
 -----------------------------------------------------------------
  Chemical - 1.4%
   93,100 Du Pont (E.I.) de Nemours & Co.                5,900,213
  110,800 Minnesota Mining and Manufacturing Co.        10,470,600
                                                    --------------
                                                        16,370,813
 -----------------------------------------------------------------
  Clothing - 1.1%
  458,300 The TJX Companies, Inc.                       13,233,413
 -----------------------------------------------------------------
  Computer Hardware - 5.0%
  382,300 Compaq Computer Corp.                          8,864,581
  184,200 Hewlett-Packard Co.                           19,410,075
  136,400 International Business Machines, Inc.         16,990,325
   75,800 NCR Corp.*                                     3,316,250
  254,000 Xerox Corp.                                   12,128,500
                                                    --------------
                                                        60,709,731
 -----------------------------------------------------------------
  Computer Software - 2.8%
  212,200 Computer Associates International, Inc.       11,989,300
  189,000 Microsoft Corp.*                              17,494,312
  103,700 Oracle Corp.*                                  3,785,050
                                                    --------------
                                                        33,268,662
 -----------------------------------------------------------------
  Defense/Aerospace - 1.8%
  184,300 Northrop Grumman Corp.                        13,361,750
  121,300 Raytheon Co.                                   8,142,262
                                                    --------------
                                                        21,504,012
 -----------------------------------------------------------------
  Department Store - 2.8%
  519,100 Federated Department Stores, Inc.*            23,878,600
   96,600 Sears Roebuck & Co.                            3,622,500
  162,000 The May Department Stores Co.                  6,328,125
                                                    --------------
                                                        33,829,225
 -----------------------------------------------------------------
  Drugs - 5.0%
  362,200 American Home Products Corp.                  15,031,300
   48,400 Eli Lilly & Co.                                3,611,850
  316,800 Merck & Co.                                   21,285,000
  383,600 Pharmacia & Upjohn, Inc.                      20,043,100
                                                    --------------
                                                        59,971,250
 -----------------------------------------------------------------

  Shares    Description                                                  Value

 Common Stocks - (continued)
  Electronics Equipment - 0.6%
     27,400 General Motors Corp. (Hughes)*                      $    1,411,100
     67,100 Motorola, Inc.                                           6,189,975
                                                                --------------
                                                                     7,601,075
 -----------------------------------------------------------------------------
  Electrical Utilities - 5.6%
    641,800 Entergy Corp.                                           19,133,663
    240,800 FPL Group, Inc.                                         13,003,200
    153,000 Pacificorp                                               3,126,938
    334,100 PG&E Corp.                                              10,127,406
    560,100 Unicom Corp.                                            21,633,862
                                                                --------------
                                                                    67,025,069
 -----------------------------------------------------------------------------
  Energy Resources - 5.6%
     79,200 Atlantic Richfield Co.                                   6,964,650
    217,100 Exxon Corp.                                             17,123,762
    499,000 Occidental Petroleum Corp.                              10,822,063
    465,100 Royal Dutch Petroleum Co. ADR                           28,778,062
    120,000 Tosco Corp.                                              3,060,000
                                                                --------------
                                                                    66,748,537
 -----------------------------------------------------------------------------
  Environmental Services - 1.3%
    692,000 Waste Management, Inc.                                  15,094,250
 -----------------------------------------------------------------------------
  Financial Services - 2.3%
    297,500 Federal Home Loan Mortgage Corp.                        15,321,250
    194,900 Federal National Mortgage Association                   12,108,162
                                                                --------------
                                                                    27,429,412
 -----------------------------------------------------------------------------
  Food & Beverage - 6.3%
     50,800 Anheuser-Busch Companies, Inc.                           3,911,600
  1,282,575 Archer Daniels Midland Co.                              16,673,475
    748,000 ConAgra, Inc.                                           18,326,000
     88,300 H.J. Heinz Co.                                           4,122,506
    690,600 Nabisco Group Holdings Corp.                            12,258,150
    906,700 Sara Lee Corp.                                          20,117,406
                                                                --------------
                                                                    75,409,137
 -----------------------------------------------------------------------------
  Forest - 0.7%
    179,300 International Paper Co.                                  8,438,306
 -----------------------------------------------------------------------------
  Heavy Electrical - 1.6%
    100,000 Emerson Electric Co.                                     6,262,500
    118,000 General Electric Co.                                    13,252,875
                                                                --------------
                                                                    19,515,375
 -----------------------------------------------------------------------------
  Home Products - 0.6%
     74,700 Procter & Gamble Co.                                     7,413,975
 -----------------------------------------------------------------------------
  Hotel - 1.0%
    484,200 Starwood Hotels & Resorts Worldwide, Inc. Class B       11,530,013
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

  Shares  Description                                Value

 Common Stocks - (continued)
  Industrial Parts - 0.6%
   62,200 Ingersoll-Rand Co.                $    3,957,475
   37,500 Textron, Inc.                          3,028,125
                                            --------------
                                                 6,985,600
 ---------------------------------------------------------
  Leisure - 0.3%
   57,000 Eastman Kodak Co.                      4,185,938
 ---------------------------------------------------------
  Life Insurance - 3.9%
  234,100 Aetna, Inc.                           18,201,275
  177,900 Cigna Corp.                           15,977,644
  354,894 UNUMProvident Corp.                   12,798,365
                                            --------------
                                                46,977,284
 ---------------------------------------------------------
  Media - 3.3%
  230,600 CBS, Inc.*                            10,838,200
  346,700 MediaOne Group, Inc.*                 22,795,525
  214,700 The Walt Disney Co.                    5,957,925
                                            --------------
                                                39,591,650
 ---------------------------------------------------------
  Medical Products - 2.5%
  246,700 Baxter International, Inc.            16,544,319
  231,400 Becton, Dickinson & Co.                6,508,125
   70,600 Johnson & Johnson                      7,218,850
                                            --------------
                                                30,271,294
 ---------------------------------------------------------
  Medical Providers - 0.8%
  411,600 Columbia/HCA Healthcare Corp.         10,135,650
 ---------------------------------------------------------
  Motor Vehicle - 6.3%
  764,034 Delphi Automative Systems Corp.       14,325,637
  277,300 Federal-Mogul Corp.                   12,651,813
  126,700 Ford Motor Co.                         6,604,238
  449,500 General Motors Corp.                  29,723,187
  224,700 TRW, Inc.                             12,246,150
                                            --------------
                                                75,551,025
 ---------------------------------------------------------
  Oil Refining - 0.9%
   53,500 Texaco, Inc.                           3,397,250
  226,100 USX-Marathon Group, Inc.               7,037,363
                                            --------------
                                                10,434,613
 ---------------------------------------------------------
  Property Insurance - 3.3%
  556,200 Allstate Corp.                        18,250,312
  247,700 Hartford Financial Services
          Group, Inc.                           11,254,869
  192,800 XL Capital Ltd.                        9,700,250
                                            --------------
                                                39,205,431
 ---------------------------------------------------------
  Publishing - 1.4%
  266,500 New York Times Co.                    10,410,156
  213,400 R.R. Donnelley & Sons Co.              6,695,425
                                            --------------
                                                17,105,581
 ---------------------------------------------------------

  Shares      Description                                   Value

 Common Stocks - (continued)
  Railroads - 1.0%
      423,700 Burlington Northern Santa Fe Corp.   $   12,287,300
 ----------------------------------------------------------------
  Restaurants - 0.9%
      253,500 Tricon Global Restaurants, Inc.*         10,298,438
 ----------------------------------------------------------------
  Security/Asset Management - 0.5%
       71,200 Morgan Stanley Dean Witter & Co.          6,109,850
 ----------------------------------------------------------------
  Semiconductors - 2.0%
      289,500 Intel Corp.                              23,793,281
 ----------------------------------------------------------------
  Telephone - 9.7%
      262,800 Ameritech Corp.                          16,589,250
      298,766 AT&T Corp.                               13,444,470
      254,000 Bell Atlantic Corp.                      15,557,500
      144,100 BellSouth Corp.                           6,520,525
      259,100 GTE Corp.                                17,780,737
      155,600 MCI Worldcom, Inc.*                      11,786,700
      382,700 SBC Communications, Inc.                 18,369,600
      114,700 Sprint Corp.                              5,089,813
      228,900 U.S. West, Inc.                          11,960,025
                                                   --------------
                                                      117,098,620
 ----------------------------------------------------------------
  Tobacco - 2.1%
      688,900 Philip Morris Companies, Inc.            25,790,694
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,118,372,821)                            $1,119,315,091
 ----------------------------------------------------------------

  Principal             Interest                    Maturity
  Amount                  Rate                        Date                                Value
 U.S. Treasury Obligations - 0.3%
  U.S. Treasury Bills^
  $ 3,200,000             4.79%                    12/09/1999#                   $    3,157,056
      100,000             4.70                     12/09/1999#                           98,658
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,256,600)                                                              $    3,255,714
 ----------------------------------------------------------------------------------------------
 Repurchase Agreement - 7.0%
  Joint Repurchase Agreement
  $84,600,000             5.52%                    09/01/1999                    $   84,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $84,600,000)                                                             $   84,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,206,229,421)                                                          $1,207,170,805
 ----------------------------------------------------------------------------------------------

  * Non-income producing security.
 # Portions of these securities are being segregated as collateral relating to initial margin requirement on futures transactions.
 ^The interest rate disclosed for this security represents effective yield to maturity.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $1,206,229,421)                                               $ 1,207,170,805
  Cash(a)                                                             1,354,765
  Receivables:
  Investment securities sold                                         49,167,385
  Dividends and interest                                              2,773,856
  Fund shares sold                                                      726,273
  Other assets                                                              831
 ------------------------------------------------------------------------------
  Total assets                                                    1,261,193,915
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    55,766,058
  Fund shares repurchased                                             2,781,215
  Amounts owed to affiliates                                          1,426,008
  Variation margin                                                       24,477
  Options written, at value (premium received $572,270)                 369,538
  Accrued expenses and other liabilities                                223,888
 ------------------------------------------------------------------------------
  Total liabilities                                                  60,591,184
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 1,143,836,521
  Accumulated undistributed net investment income                       634,990
  Accumulated net realized gain from investment, futures and
  options transactions                                               54,988,533
  Net unrealized gain on investments, futures and options             1,142,687
 ------------------------------------------------------------------------------
  NET ASSETS                                                     $1,200,602,731
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $24.68
  Class B                                                                $24.46
  Class C                                                                $24.41
  Institutional                                                          $24.72
  Service                                                                $24.68
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            34,653,264
  Class B                                                            11,116,028
  Class C                                                             1,283,375
  Institutional                                                       1,301,982
  Service                                                               405,587
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                              48,760,236
 ------------------------------------------------------------------------------

 (a) Includes restricted cash of $1,250,000 relating to initial margin requirements on futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $26.12. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                    $ 17,276,963
  Interest                                                           2,524,369
 ------------------------------------------------------------------------------
  Total income                                                      19,801,332
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    5,645,766
  Distribution and service fees(b)                                   3,454,215
  Transfer agent fees(c)                                             1,485,349
  Custodian fees                                                       145,205
  Registration fees                                                    101,361
  Professional fees                                                     44,561
  Service share fees                                                    32,442
  Trustee fees                                                           6,426
  Other                                                                197,576
 ------------------------------------------------------------------------------
  Total expenses                                                    11,112,901
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                          (59,598)
 ------------------------------------------------------------------------------
  Net expenses                                                      11,053,303
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              8,748,029
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and options transactions:
  Net realized gain from:
  Investment transactions                                           70,787,088
  Futures transactions                                               3,040,117
  Options written                                                      581,821
  Net change in unrealized gain (loss) on:
  Investments                                                      (52,796,298)
  Futures                                                               (1,429)
  Options written                                                      202,732
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  options transactions                                              21,814,031
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 30,562,060
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $240,256.
 (b) Class A, Class B and Class C had distribution and service fees of $1,432,452, $1,796,760 and $225,003, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,088,663, $341,384, $42,750, $9,957 and $2,595, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Statements of Changes in Net Assets

                                                   For the         For the
                                                 Seven-Month      Year Ended
                                                Period Ended     January 31,
                                               August 31, 1999       1999
  From operations:
  Net investment income                         $    8,748,029  $   12,713,525
  Net realized gain (loss) from investment,
  futures and options transactions                  74,409,026     (79,720,615)
  Net change in unrealized gain on
  investment, futures and options
  transactions                                     (52,594,995)    (91,067,228)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                         30,562,060    (158,074,318)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                    (5,816,651)     (9,893,876)
  Class B shares                                      (690,509)       (555,085)
  Class C shares                                       (77,463)        (98,749)
  Institutional shares                                (244,239)     (2,084,974)
  Service shares                                       (63,039)        (80,841)
  In excess of net investment income
  Class A shares                                            --        (473,558)
  Class B shares                                            --         (26,568)
  Class C shares                                            --          (4,727)
  Institutional shares                                      --         (99,795)
  Service shares                                            --          (3,869)
 ------------------------------------------------------------------------------
  Total distributions to shareholders               (6,891,901)    (13,322,042)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                    114,124,273   1,026,751,116
  Reinvestment of dividends and distributions        6,538,450      10,754,319
  Cost of shares repurchased                      (649,333,927)   (761,706,430)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions               (528,671,204)    275,799,005
 ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                       (505,001,045)    104,402,645
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            1,705,603,776   1,601,201,131
 ------------------------------------------------------------------------------
  End of period                                 $1,200,602,731  $1,705,603,776
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in
  excess of) net investment income              $      634,990  $   (1,221,249)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transacations, the Fund is required to segregate liq-uid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $1,207,969,447. Accordingly, the gross unrealized gain on investments was $80,796,302 and the gross unrealized loss on investments was $81,594,944 resulting in a net unrealized loss of $798,642.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .70% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage commissions, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .05% of the average daily net as-sets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $60,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $161,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $774,000, $457,000 and $195,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the period ended Au-gust 31, 1999, were $718,587,974 and $1,233,658,940, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $139,000 of brokerage commissions from portfolio transactions.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

      Written Options                 Number of Contracts Premium Received
 -------------------------------------------------------------------------
  Balance outstanding, beginning of
  period                                        --           $       --
  Options written                            5,317            1,154,091
  Options expired                           (2,522)            (581,821)
 -------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD         2,795           $  572,270
 -------------------------------------------------------------------------

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, open futures contracts were as follows:

                   Number of     Settlement     Market    Unrealized
      Type       Contracts Long     Month        Value       Loss
 -------------------------------------------------------------------
  S&P 500 Index        40       December 1999 $13,350,000   $1,429
 -------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed unsecured revolving line of credit facility. Under the most restrictive arrangement the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $84,600,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest   Maturity    Amortized
          Repurchase Agreements            Amount       Rate       Date         Cost
 ----------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ----------------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.                300,000,000     5.51  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
  Deutsche Bank Securities, Inc.        1,006,800,000     5.50  09/01/1999  1,006,800,000
 ----------------------------------------------------------------------------------------
  Lehman Brothers, Inc.                   300,000,000     5.65  09/01/1999    300,000,000
 ----------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     200,000,000     5.50  09/01/1999    200,000,000
 ----------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $3,106,800,000
 ----------------------------------------------------------------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $111 from accumulated net realized gain from investment, futures and options transactions to accumulated undistributed net investment income. This reclas-sification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS GROWTH AND INCOME FUND
Notes to Financial Statements (continued)
August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Seven-Month Period Ended
                                   August 31, 1999            For the Year Ended January 31, 1999
                          ----------------------------------  ------------------------------------
                                   Shares            Dollars            Shares             Dollars
 --------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                    2,693,500  $      68,994,627        19,137,910  $      508,921,386
 Reinvestments of divi-
dends and distributions           222,190          5,612,552           390,593           9,715,068
 Shares repurchased           (14,386,320)      (361,520,290)      (20,323,258)       (510,471,024)
                             ----------------------------------------------------------------------
                              (11,470,630)      (286,913,111)         (794,755)          8,165,430
 --------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      532,909         13,448,149         7,059,564         191,017,805
 Reinvestments of divi-
dends and distributions            23,841            604,660            21,979             509,810
 Shares repurchased            (3,930,139)       (97,151,929)       (4,555,733)       (111,930,613)
                             ----------------------------------------------------------------------
                               (3,373,389)       (83,099,120)        2,525,810          79,597,002
 --------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      104,662          2,636,497         1,937,045          52,029,313
 Reinvestments of divi-
dends and distributions             2,859             72,208             4,364             105,648
 Shares repurchased              (823,868)       (20,529,279)       (1,174,701)        (28,489,276)
                             ----------------------------------------------------------------------
                                 (716,347)       (17,820,574)          766,708          23,645,685
 --------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    1,012,105         26,839,595        10,119,858         268,940,951
 Reinvestments of divi-
dends and distributions             7,373            189,388            14,004             346,705
 Shares repurchased            (6,850,928)      (165,722,925)       (4,396,583)       (108,988,620)
                             ----------------------------------------------------------------------
                               (5,831,450)      (138,693,942)        5,737,279         160,299,036
 --------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                       85,566          2,205,405           218,320           5,841,661
 Reinvestments of divi-
dends and distributions             2,354             59,642             3,132              77,088
 Shares repurchased              (173,088)        (4,409,504)          (73,792)         (1,826,897)
                             ----------------------------------------------------------------------
                                  (85,168)        (2,144,457)          147,660           4,091,852
 --------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)      (21,476,984) $    (528,671,204)        8,382,702  $      275,799,005
 --------------------------------------------------------------------------------------------------

                                            GOLDMAN SACHS GROWTH AND INCOME FUND


 Goldman Sachs Growth and Income Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 43.50% of the ordinary income dividends paid from net investment income by the Fund qualify for the divi-dends received deduction available to corporations.

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                       investment operations(a)      Distributions to shareholders
                                     ---------------------------- ------------------------------------
                           Net asset                                         In excess                 Net increase
                            value,        Net       Net realized   From net    of net                   (decrease)
                           beginning  investment   and unrealized investment investment    From net    in net asset
                           of period income (loss)  gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares     $24.33      $ 0.19         $0.31        $(0.15)     $  --        $  --        $ 0.35
  1999 - Class B Shares      24.13        0.08          0.31         (0.06)        --           --          0.33
  1999 - Class C Shares      24.08        0.08          0.30         (0.05)        --           --          0.33
  1999 - Institutional
  Shares                     24.35        0.34          0.23         (0.20)        --           --          0.37
  1999 - Service Shares      24.33        0.17          0.32         (0.14)        --           --          0.35
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      25.93        0.20         (1.60)        (0.19)     (0.01)          --         (1.60)
  1999 - Class B Shares      25.73        0.02         (1.58)        (0.04)        --           --         (1.60)
  1999 - Class C Shares      25.70        0.02         (1.59)        (0.05)        --           --         (1.62)
  1999 - Institutional
  Shares                     25.95        0.29         (1.58)        (0.30)     (0.01)          --         (1.60)
  1999 - Service Shares      25.92        0.17         (1.58)        (0.17)     (0.01)          --         (1.59)
 ------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares      23.18        0.11          5.27         (0.11)        --        (2.52)         2.75
  1998 - Class B Shares      23.10        0.04          5.14            --      (0.03)       (2.52)         2.63
  1998 - Class C Shares
  (commenced August 15,
  1997)                      28.20       (0.01)         0.06            --      (0.03)       (2.52)        (2.50)
  1998 - Institutional
  Shares                     23.19        0.27          5.23         (0.22)        --        (2.52)         2.76
  1998 - Service Shares      23.17        0.14          5.23         (0.06)     (0.04)       (2.52)         2.75
 ------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares      19.98        0.35          5.18         (0.35)     (0.01)       (1.97)         3.20
  1997 - Class B Shares
  (commenced May 1, 1996)    20.82        0.17          4.31         (0.17)     (0.06)       (1.97)         2.28
  1997 - Institutional
  Shares (commenced June
  3, 1996)                   21.25        0.29          3.96         (0.30)     (0.04)       (1.97)         1.94
  1997 - Service Shares
  (commenced March 6,
  1996)                      20.71        0.28          4.50         (0.28)     (0.07)       (1.97)         2.46
 ------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares      15.80        0.33          4.75         (0.30)        --        (0.60)         4.18
 ------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GROWTH AND INCOME FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                  of fees or expense limitations
                                                                               -----------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to   turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net  assets   rate
     $24.68        2.05%(d)  $  855,174        1.19%(c)           1.26%(c)           1.20%(c)            1.25%(c)      55.43%(d)
      24.46        1.60(d)      271,912        1.94(c)            0.51(c)            1.95(c)             0.50(c)       55.43(d)
      24.41        1.58(d)       31,328        1.94(c)            0.51(c)            1.95(c)             0.50(c)       55.43(d)
      24.72        2.32(d)       32,181        0.79(c)            1.72(c)            0.80(c)             1.71(c)       55.43(d)
      24.68        2.01(d)       10,008        1.29(c)            1.16(c)            1.30(c)             1.15(c)       55.43(d)
      24.33       (5.40)      1,122,157        1.22               0.78               1.32                0.68         125.79
      24.13       (6.07)        349,662        1.92               0.09               1.92                0.09         125.79
      24.08       (6.12)         48,146        1.92               0.10               1.92                0.10         125.79
      24.35       (5.00)        173,696        0.80               1.25               0.80                1.25         125.79
      24.33       (5.44)         11,943        1.30               0.72               1.30                0.72         125.79
--------------------------------------------------------------------------------------------------------------------------------
      25.93       23.71       1,216,582        1.25               0.43               1.42                0.26          61.95
      25.73       22.87         307,815        1.94              (0.35)              1.94               (0.35)         61.95
      25.70        0.51(d)       31,686        1.99(c)           (0.48)(c)           1.99(c)            (0.48)(c)      61.95
      25.95       24.24          36,225        0.83               0.76               0.83                0.76          61.95
      25.92       23.63           8,893        1.32               0.32               1.32                0.32          61.95
--------------------------------------------------------------------------------------------------------------------------------
      23.18       28.42         615,103        1.22               1.60               1.43                1.39          53.03
      23.10       22.23(d)       17,346        1.93(c)            0.15(c)            1.93(c)             0.15(c)       53.03
      23.19       20.77(d)          193        0.82(c)            1.36(c)            0.82(c)             1.36(c)       53.03
      23.17       23.87(d)        3,174        1.32(c)            0.94(c)            1.32(c)             0.94(c)       53.03
--------------------------------------------------------------------------------------------------------------------------------
      19.98       32.45         436,757        1.20               1.67               1.45                1.42          57.93
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GROWTH AND INCOME FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Growth and Income Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial high-lights for the periods presented. These financial statements and the finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Growth and Income Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Growth and Income Fund


               An Investment Idea for the Long Term

               Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

               Goldman Sachs Growth and Income Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in management's view, offer favorable capital appreciation and/or dividend-paying ability.

               Target Your Needs

               The Goldman Sachs Growth and Income Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)
               -----------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

               Goldman Sachs Funds

               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                                DOMESTIC EQUITY
                                              . Goldman Sachs
               MONEY                            Growth and        INTERNATIONAL
               MARKET       FIXED INCOME        Income Fund       EQUITY
               -----------------------------------------------------------------
               Lower Risk/Return                             Higher Risk/Return







                               ASSET ALLOCATION

                                   SPECIALTY


















               For More Information

               To learn more about the Goldman Sachs Growth and Income Fund and other Goldman Sachs Funds, call your investment professional today.

          * The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Growth and Income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999

                                                            GIAR / 82.5K / 10-99